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                         DAVID M. LOEV, ATTORNEY AT LAW
                         2777 ALLEN PARKWAY, SUITE 1000
                                HOUSTON, TX 77019
                               713-524-4110 PHONE
                             713-524-4122 FACSIMILE

                                 JANUARY 6, 2003

COVENANT  FINANCIAL  CORPORATION
6060  NORTH  CENTRAL  EXPRESSWAY
SUITE  560,  NO.  9
DALLAS,  TEXAS  75206

     RE:     FORM  S-8  REGISTRATION  STATEMENT

GENTLEMEN:

     YOU HAVE REQUESTED THAT WE FURNISH YOU OUR LEGAL OPINION WITH RESPECT TO THE LEGALITY OF THE FOLLOWING DESCRIBED SECURITIES OF COVENANT FINANCIAL CORPORATION (THE "COMPANY") COVERED BY A FORM S-8 REGISTRATION STATEMENT, AS AMENDED THROUGH THE DATE HEREOF (THE "REGISTRATION STATEMENT"), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE PURPOSE OF REGISTERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933:

          1. 150,000 SHARES OF COMMON STOCK, $.001 PAR VALUE ISSUABLE TO WILKERSON CONSULTING, INC. IN CONSIDERATION FOR CONSULTING SERVICES; AND
          2.   50,000  SHARES OF COMMON STOCK, $.001 PAR VALUE ISSUABLE TO DAVID
               M.  LOEV  IN  CONSIDERATION  FOR  LEGAL  SERVICES  RENDERED.

     THE 200,000 SHARES MENTIONED ABOVE ARE COLLECTIVELY REFERRED TO AS THE "SHARES". IN CONNECTION WITH THIS OPINION, I HAVE EXAMINED THE CORPORATE RECORDS OF THE COMPANY, INCLUDING THE COMPANY'S ARTICLES OF INCORPORATION AS AMENDED, BYLAWS, AND THE MINUTES OF ITS BOARD OF DIRECTORS AND SHAREHOLDERS MEETINGS, THE AGREEMENT, AND SUCH OTHER DOCUMENTS AND RECORDS AS I DEEMED
RELEVANT  IN  ORDER  TO  RENDER  THIS  OPINION.

     BASED ON THE FOREGOING, IT IS MY OPINION THAT, AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE AND THE SHARES HAVE BEEN ISSUED AND DELIVERED AS DESCRIBED THEREIN, THE SHARES WILL BE VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE.

     I HEREBY CONSENT TO THE FILING OF THIS OPINION WITH THE SECURITIES AND EXCHANGE COMMISSION AS AN EXHIBIT TO THE REGISTRATION STATEMENT AND FURTHER CONSENT TO STATEMENTS MADE THEREIN REGARDING THIS FIRM AND USE OF ITS NAME UNDER THE HEADING "LEGAL MATTERS" IN THE PROSPECTUS CONSTITUTING A PART OF SUCH REGISTRATION STATEMENT.

                                                   SINCERELY,

                                              DAVID M. LOEV, ATTORNEY AT LAW

                                         /S/  DAVID M. LOEV, ATTORNEY AT LAW

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